POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicole Kelsey, Stephen Dobson, and Vincent Fontanilla, each with power to act without the others, his or her true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigneds capacity as a director and/or officer of
Amyris, Inc. (the Company), any and all Form ID filings,
Forms 3, 4 and 5 reports and any amendments thereto required to be filed by the undersigned in accordance with Section 16(a)
of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to transactions in Company securities;

(2) do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form ID filings, Forms 3, 4 and 5 reports and any amendments thereto and timely file such forms with the United States Securities and Exchange Commission and any
stock exchange or similar authority; and

(3) take any other action which, in the opinion
of such attorney-in-fact, may  be of benefit to, in the best interest of, or legally required by, the undersigned in
connection  with the foregoing powers.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, or proper to be done in
the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming
all that any such attorney-in-fact, or such
attorney-in-facts substitute or substitutes,
shall lawfully do or cause to be done by virtue
of this power of attorney and the rights and powers
herein granted. The undersigned acknowledges
that each such attorney-in-fact, in serving in
such capacity at the request of the undersigned,
is not assuming, nor is the Company assuming, any
of the undersigneds responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney (i) supersedes any and all
prior powers of attorney granted by the undersigned with respect to the powers granted above, and (ii) shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 or 5 with respect to the undersigneds holdings of and transactions  in Company securities, unless earlier revoked by the undersigned in a signed writing delivered to any of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 11th day of June, 2018.

By: /s/ Anthony Hughes
           (signature)

Name: Anthony Hughes